I N V E S T O R P R E S E N T A T I O N | M A Y 2 0 2 4 PERFORMANCE UNDER PRESSURE

M a y 2 0 2 4 Disclaimer and Forward-Looking Statements 2 Forward-Looking Statements This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this Presentation, regarding our strategy, future operations, financial position, estimated revenues, income, and losses, projected costs, prospects, guidance, plans and objectives of management are forward-looking statements. When used in this Presentation, the words “could,” “may,” “will,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “guidance,” “project,” “goal,” “plan,” “potential,” “probably,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward–looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of the Company. Forward–looking information includes, but is not limited to, statements regarding: guidance or estimates related to EBITDA growth, projected capital expenditures; returns on invested capital, fundamentals of the compression industry and related oil and gas industry, valuations, compressor demand assumptions and overall industry outlook, and the ability of the Company to capitalize on any potential opportunities. While the Company believes that the assumptions concerning future events are reasonable, investors are cautioned that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Some of these factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: (i) achieving increased utilization of assets, including rental fleet utilization and unlocking other non-cash balance sheet assets; (ii) failure of projected organic growth due to adverse changes in the oil and gas industry, including depressed oil and gas prices, oppressive environmental regulations and competition; (iii) inability to finance capital expenditures; (iv) adverse changes in customer, employee or supplier relationships; (v) adverse regional and national economic and financial market conditions, including in our key operating areas; (vi) impacts of world events, including pandemics, wars, and military activities; the financial condition of the Company’s customers and failure of significant customers to perform their contractual obligations; (vii) the Company’s ability to economically develop and deploy new technologies and services, including technology to comply with health and environmental laws and regulations; and (viii) failure to achieve accretive financial results in connection with any acquisitions the Company may make. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2023, and its other filings with the SEC. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the estimates and, accordingly, neither of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the estimates are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the estimated results. Investors are not to place undue reliance on the estimates included herein. Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” and “Adjusted Gross Margin.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non-GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix.

M a y 2 0 2 4 Overview  Natural Gas Services Group, Inc. (“NGS”) is a premier provider of natural gas compression equipment to the energy industry.  The company rents, operates, and maintains compression equipment for use in oil and natural gas production applications, and provides in-house field maintenance, parts, and other support services.  The company maintains a staff of specialized mechanics and a network of service centers strategically located in oil and natural gas producing basins.  Rental contracts generally provide for initial terms of up to 60 months with most customers continuing to rent post the initial term. Note: Based on NGS stock price at market close on May 24, 2024. Adjusted EBITDA is a non-GAAP financial measure that excludes certain items to provide a view of financial performance; it should not be considered a substitute for (or superior to) GAAP financial measures and may not be comparable to similar measures utilized by competitors or other companies. Ticker (NYSE): Founded: IPO: Market Cap: NGS December 1998 October 2002 $272 million Shares Outstanding: (Fully Diluted): 12.5 million Enterprise Value: 2024 Adj. EBITDA Outlook: $439 million $61 - $67 million 3

M a y 2 0 2 4 What is Natural Gas Compression? The extraction of natural gas from a well or pipeline, compressing it to a desired pressure and flow, and injecting it into a system. 4  Natural gas compressors are used in a number of applications for the production and transportation of oil and gas.  With the advent of shale oil production, gas compression is an integral part of enhancing the production of oil wells through gas-lift operations. Strategic Drivers of Compression Business Customers are not required to maintain repair and maintenance staff or facilities. Balance sheet pressure associated with volatile energy prices may make renting an even more attractive option. Renting allows the customer’s capital to be used for their core business: the exploration and production of oil and natural gas.  Compression equipment is often required to boost a well’s production to economically viable levels.

M a y 2 0 2 4 Company Highlights 5  Unit Utilization: 62%  HP Utilization: 81% Fleet Highlights Revenue by Basin 74% <1% 3% Utica/Marcellus Shale 9% <1% 9%5% Eagle Ford Shale Permian Basin Antrim Shale Barnett Shale Anadarko BasinSan Juan Basin % of rental revenue in Q1 2024 Units Horsepower # % HP (000s) % Large 290 15% 304 54% Medium 1,095 55% 192 34% Small 610 31% 65 12% 1,995 561 Note: Fleet is as of 4/30/24. Large horsepower units are 400HP or more, medium horsepower are 200-399HP, and small horsepower are below 200HP. NGS has a fleet of large, medium, and small horsepower units with a significant majority of revenue derived from units in the Permian Basin

M a y 2 0 2 4 Investment Highlights 6 A Premier Compression Opportunity with Multiple, Compelling Growth Paths and Value Levers Attractive Industry Fundamentals  Oil production is stable and projected to continue to grow with significantly higher growth in the Permian Basin  A significant majority of U.S. shale oil wells require natural gas compression equipment to operate economically  Capital discipline has been imposed on energy industry; combined with supply chain challenges, compression supply is constrained amid growing demand Recurring Rental Business  Long-term contracts  Monthly fixed fee provides stable cash flows  Resilient to commodity price swings Industry-Leading Technology  SMART System = Improves run time performance  eComp System = Reduces emissions  Increases data and analytics opportunities  Strengthens customer relationships Proven Growth with Conservative Leverage  Highest growth rate among public peers with greater future opportunities  Lowest leverage among public peers with one of the lowest in entire compression industry  Low enterprise valuation multiple relative to public peers Growth Opportunities and Value Levers  Optimize Existing Utilized Compression Fleet  Improve Asset Utilization  Increase Fleet Utilization  Convert Non-Cash Assets into Cash  Expand High Horsepower Rental Fleet  Execute Accretive M&A

M a y 2 0 2 4 Attractive Industry Fundamentals 7  The Permian Basin has been the main engine to drive U.S. oil production to world leadership  Oil production is expected to continue to grow with most of that growth coming from the Permian Basin  Artificial lift is essential for the vast majority of domestic oil wells, significantly boosting production by using natural gas from the well to improve productivity and profits  Demand for rented compression exceeds supply  Capital discipline has been imposed on the energy industry  Prolonged lead times with key OEMs limits supply Oil production is stable and projected to continue to grow with greater need for compression Source: U.S. Energy Information Administration

M a y 2 0 2 4 Recurring Rental Business 8  Initial terms for rental units range from 6-60 months  New large horsepower units are typically at the high end of the range  Most customers continue to rent past the initial term  Compression assets are “sticky”—once on a site, there are material switching costs (shutdown, demobilization, transportation, downtime) borne by operators to change to a competitor after lease expiration  Assets have 15-25 year useful lives—quality equipment that is well-maintained withstands the test of time  NGS serves leading operators in the Permian Basin and beyond which limits counterparty (credit) risk  The rental compression industry is directly tied to oil production and only indirectly tied to exploration  Oil production is materially less volatile than exploration as production only stops when the incremental cost of production goes below the price  The Permian Basin has one of the lowest levels of marginal production cost for an incremental barrel of oil Long term contracts: Stable cash flows: Resilience to commodity price swings:

M a y 2 0 2 4 Industry-Leading Technology 9  NGS compression assets are differentiated from competition through the use of proprietary System Management and Recovery Technology (“SMART”) – SMART software limits unplanned shutdowns and increases productivity by 5% to 8%  eComp works with existing equipment to reduce emissions through vent capture and electronic valving  Rich-burn engines reduce fugitive emissions by limiting gas slippage and burning it to power compression  New equipment includes telemetry software to meet customer demands for operational data to analyze and streamline production

M a y 2 0 2 4 Proven Growth with Conservative Leverage 10 2023 Adjusted EBITDA grew 56% with 2024 projected to grow another 34%-47%; ample headroom to finance both organic and inorganic growth

M a y 2 0 2 4 Growth Opportunities and Value Levers 11 Fleet Optimization  Opportunity for targeted price increases due to inflation and high utilization  Optimize operations through increased use of data Asset Utilization  Increase utilization of the existing fleet  Improve the marketability of small and medium HP assets via conversions and upgrades  Sell or dispose of units where conversions or upgrades are not justified  Convert non-cash assets into cash  Working capital (accounts receivable and inventory)  Income tax receivable  Owned real estate Fleet Expansion  Pre-contract units with strategic customers  Primarily driven by large horsepower placements at centralized stations  Meet or exceed target return on invested capital Accretive M&A  Pursue value-adding acquisitions in compression rental and related businesses  Value drivers: equipment type, basin location, customer mix  Lower leverage results in better flexibility

M a y 2 0 2 4 2024 Guidance 12 Adjusted EBITDA: New Unit Capital Expenditures: Maintenance Capital Expenditures: Low $61 million $40 million $8 million High $67 million $50 million $11 million Target Return on Invested Capital: At least 20%

Attractive Industry Fundamentals Recurring Rental Business Industry-Leading Technology Proven Growth with Conservative Leverage Growth Opportunities and Value Levers Investment Highlights Summary M a y 2 0 2 413

THANK YOU Investor Relations Contact: Anna Delgado 432-262-2753 ir@ngsgi.com Corporate Address 404 Veterans Airpark Lane, Suite 300 Midland, Texas 79705 I N V E S T O R P R E S E N T A T I O N | M A Y 2 0 2 4

M a y 2 0 2 4 Appendix 15 Management bios Justin C. Jacobs Chief Executive Officer, Director  Joined NGS as CEO in February 2024, joined Board in April 2023, led Mill Road investment in June 2020  Mill Road Capital  LiveWire Capital (Turnaround Management and Principal Investing)  Blackstone’s Private Equity Group Brian L. Tucker President & Chief Operating Officer  Joined NGS as President and Chief Operating Officer in October 2023  Senior Vice President, Operations, Patterson UTI Energy  Chief Operating Officer, Pioneer Energy Services  Vice President, Operations, Helmerich & Payne  Officer, U.S. Army John D. Bittner Interim Chief Financial Officer  Joined NGS as Interim Chief Financial Officer in October 2023  Senior Managing Director, Turnaround & Restructuring, Accordion Partners  Senior Managing Director, Mackinac Partners (Acquired by Accordion Partners)  Partner, Business Recovery Services, PwC  Partner, Corporate Advisory and Restructuring Services, Grant Thornton LLP James R. Hazlett Vice President, Chief Technical Officer  Joined NGS as Vice President, Chief Technical Officer in June 2005  Vice President of Sales, Screw Compression Systems (Acquired by NGS)  Various Management Roles, Ingersoll Rand/Dresser Rand

M a y 2 0 2 4 Appendix 16 Non-GAAP financial measure bridges Net Income to Adjusted EBITDA (in USD thousands) Q1 2023 Q1 2024 Net Income $ 370 $ 5,098 Interest Expense -- 2,935 Income Tax Expense 150 1,479 Depreciation & Amortization 6,165 7,087 Non-Cash Stock Compensation Expense 487 274 Severance Expenses 612 -- Retirement of Rental Equipment -- 5 Adjusted EBITDA $ 7,784 $ 16,878